Exhibit 99.2

Schering-Plough Corporation
Statements of Consolidated Income
(Dollars in Millions, except EPS)

				2002							2001
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		4th Qtr.	12 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$4th Qtr.	12 Mos.

Net Sales	2,556	2,833	5,389	2,421	7,810	2,370	10,180	2,306	2,618	4,924	2,377	7,301	2,461	9,762	(4%)	4%

Cost of Sales	579	675	1,254	644	1,898	607	2,505	470	535	1,005	486	1,490	588	2,078	3%	21%
Gross Margin	1,977	2,158	4,135	1,777	5,912	1,763	7,675	1,836	2,083	3,919	1,891	5,811	1,873	7,684	(6%)	0%

Total SG&A	919	995	1,914	870	2,784	897	3,681	839	955	1,794	830	2,624	820	3,444	10%	7%
Research & Development	305	357	662	354	1,017	409	1,425	289	334	624	310	934	378	1,312	8%	9%
Other, Net*	(26)	(16)	(41)	(4)	(47)	(98)	(144)	(25)	(29)	(55)	(30)	(84)	489	405	N/M	N/M
Income before Income Taxes	779	822	1,600	557	2,158	555	2,713	733	823	1,556	781	2,337	186	2,523	N/M	8%

Income Taxes	179	189	368	128	496	127	624	169	189	358	180	537	43	580	N/M	8%
Net Income	600	633	1,232	429	1,662	428	2,089	564	634	1,198	601	1,800	143	1,943	N/M	8%

Diluted Earnings per Common Share	0.41	0.43	0.84	0.29	1.13	0.29	1.42	0.38	0.43	0.81	0.41	1.22	0.10	1.32	N/M	8%

Avg. Shares Outstanding- Diluted	1,471	1,470	1,470	1,469	1,470	1,469	1,470	1,472	1,470	1,471	1,470	1,470	1,470	1,470
Actual Shares Outstanding	1,466	1,466	1,466	1,467	1,467	1,468	1,468	1,463	1,463	1,463	1,464	1,464	1,465	1,465

Ratios To Net Sales

Net Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of Sales	22.6%	23.8%	23.3%	26.6%	24.3%	25.6%	24.6%	20.4%	20.4%	20.4%	20.4%	20.4%	23.9%	21.3%

Gross Margin	77.4%	76.2%	76.7%	73.4%	75.7%	74.4%	75.4%	79.6%	79.6%	79.6%	79.6%	79.6%	76.1%	78.7%

Total SG&A	35.9%	35.1%	35.5%	35.9%	35.6%	37.9%	36.2%	36.4%	36.5%	36.4%	34.9%	35.9%	33.3%	35.3%

Research & Development	11.9%	12.6%	12.3%	14.6%	13.0%	17.2%	14.0%	12.5%	12.8%	12.7%	13.1%	12.8%	15.4%	13.4%

Income Before Income Taxes	30.5%	29.0%	29.7%	23.0%	27.6%	23.4%	26.7%	31.8%	31.4%	31.6%	32.8%	32.0%	7.6%	25.8%

Income Taxes	7.0%	6.7%	6.8%	5.3%	6.4%	5.4%	6.1%	7.3%	7.2%	7.3%	7.6%	7.4%	1.7%	5.9%

Net Income	23.5%	22.3%	22.9%	17.7%	21.3%	18.0%	20.5%	24.5%	24.2%	24.3%	25.3%	24.6%	5.8%	19.9%

* 4th quarter and year-to-date 2001 includes a $500 million provision for a consent decree payment.

Notes: Certain amounts in prior periods have been reclassified from Selling, General and Administrative expenses to Net Sales to comply with EITF No. 00-25, "Vendor Income
Statement Characterization of Consideration Paid to a Reseller of the Vendor's Products."

All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
ALLERGY/RESPIRATORY PRODUCT SALES
(Dollars in Millions)

				2002							2001
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		4th Qtr.	12 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$4th Qtr.	12 Mos.

U.S:	805	899	1,703	579	2,282	124	2,406	719	1,006	1,725	937	2,662	725	3,387	(83%)	(29%)

Clarinex	70	137	207	132	340	146	485	0	0	0	0	0	0	0	N/M	N/M

Claritin Rx **	392	479	871	243	1,114	(128)	986	504	514	1,018	432	1,449	499	1,948	N/M	(49%)
Claritin D Rx **	173	198	371	60	431	7	438	106	268	375	297	671	96	768	(93%)	(43%)
Total Claritin Family Rx **	565	677	1,242	303	1,545	(121)	1,424	610	782	1,393	728	2,121	595	2,716	N/M	(48%)

Nasonex	101	54	155	124	279	80	359	63	145	208	107	316	75	391	7%	(8%)

Proventil	59	30	89	22	111	17	128	40	66	106	88	194	36	230	(52%)	(44%)

Other	10	1	10	(2)	7	2	10	6	13	18	14	31	19	50	(89%)	(80%)

International:	209	249	458	226	684	214	898	208	239	447	184	631	199	830	8%	8%

Clarinex *	14	36	50	32	82	31	112	*	*	*	*	*	*	*	N/M	N/M

Claritin Rx	64	90	154	77	231	42	274	79	119	198	77	275	61	336	(31%)	(19%)
Claritin D Rx	30	25	55	22	77	28	104	28	24	52	23	75	32	107	(14%)	(2%)
Total Claritin Family Rx	94	115	209	99	308	70	378	108	143	250	99	350	93	443	(25%)	(15%)

Nasonex	37	47	83	36	119	45	164	29	37	66	29	95	39	134	17%	23%

Other	64	51	116	59	175	68	244	71	59	131	56	186	67	253	1%	(4%)

Total:	1,014	1,147	2,161	805	2,966	338	3,304	927	1,244	2,171	1,121	3,293	924	4,217	(63%)	(22%)

Clarinex *	85	173	258	164	422	176	598	*	*	*	*	*	*	*	N/M	N/M

Claritin Rx **	456	568	1,025	321	1,346	(85)	1,260	583	633	1,216	508	1,725	560	2,285	N/M	(45%)
Claritin D Rx **	203	223	426	82	508	35	542	135	292	427	319	746	128	875	(73%)	(38%)
Total Claritin Family Rx **	659	792	1,451	402	1,853	(51)	1,802	718	925	1,643	828	2,471	688	3,159	N/M	(43%)

Nasonex	138	101	238	160	398	125	523	92	183	274	136	411	114	524	10%	-

Proventil	59	30	89	22	111	17	128	40	66	106	88	194	36	230	(52%)	(44%)

Other	73	51	125	57	182	71	253	77	70	148	69	217	86	304	(17%)	(17%)

* International sales of CLARINEX were included in CLARITIN sales in 2001.
** Claritin OTC sales are now reported in the OTC category (see page 6) .

Notes: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
ANTI-INFECTIVE/ANTICANCER PRODUCT SALES
(Dollars in Millions)

				2002							2001
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		4th Qtr.	12 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$4th Qtr.	12 Mos.

U.S.:	411	420	830	472	1,302	580	1,881	251	194	445	177	622	334	956	74%	97%

Intron franchise*	342	377	719	426	1,145	544	1,689	187	147	334	129	463	287	750	90%	N/M

Temodar	34	47	80	42	122	36	158	26	26	51	23	75	24	99	51%	60%

Other	35	(4)	31	4	35	-	34	38	21	60	25	84	23	107	N/M	(68%)

International:	387	471	858	485	1,343	508	1,851	274	316	590	319	909	409	1,317	24%	41%

Intron franchise*	215	282	497	277	774	273	1,047	139	169	307	172	479	218	697	26%	50%

Remicade	60	76	137	92	228	109	337	27	36	63	42	105	61	166	78%	N/M

Temodar	25	28	53	34	87	33	120	17	18	35	21	57	25	82	33%	47%

Other	87	85	171	82	254	93	347	91	93	185	84	268	105	372	(11%)	(7%)

Total:	797	891	1,688	957	2,645	1,088	3,733	525	510	1,035	496	1,531	742	2,273	47%	64%

Intron franchise*	556	659	1,216	703	1,919	817	2,736	326	315	641	301	942	504	1,447	62%	89%

Remicade	60	76	137	92	228	109	337	27	36	63	42	105	61	166	78%	N/M

Temodar	59	74	133	76	209	69	278	43	44	87	45	132	49	180	42%	54%

Other	122	82	202	86	289	93	382	129	115	244	108	352	128	480	(27%)	(20%)

* The INTRON franchise consists of INTRON A, PEG-INTRON (monotherapy and in combination with REBETOL), and REBETRON Combination Therapy.

Notes: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
CARDIOVASCULAR PRODUCT SALES
(Dollars in Millions)

				2002							2001
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		4th Qtr.	12 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$4th Qtr.	12 Mos.

U.S.:	95	89	184	74	258	78	336	142	109	251	133	384	134	519	(42%)	(35%)

Integrilin	62	71	134	72	206	77	283	34	61	95	53	148	60	208	28%	36%

K-Dur	19	5	24	(2)	21	(7)	14	74	19	92	59	151	62	213	N/M	(93%)

Nitro-Dur	10	6	16	1	17	7	24	12	13	25	12	37	8	45	(18%)	(47%)

Other	4	7	10	3	14	1	15	22	16	39	9	48	4	53	(75%)	(72%)

International:	22	26	48	26	74	24	97	22	25	46	27	73	32	105	(26%)	(7%)

Integrilin	6	6	12	5	17	4	20	4	6	10	6	16	7	23	(46%)	(10%)

K-Dur	-	1	1	1	2	1	2	1	1	1	-	2	-	2	40%	(2%)

Nitro-Dur	13	16	29	16	45	17	62	14	16	31	18	49	20	69	(17%)	(10%)

Other	3	3	6	4	10	2	13	3	2	4	3	6	5	11	(60%)	18%

Total:	117	115	232	99	331	102	433	164	134	297	160	457	166	623	(39%)	(30%)

Integrilin	68	78	146	77	223	81	304	38	67	105	59	164	67	231	21%	32%

K-Dur	20	5	25	(2)	23	(7)	16	74	19	94	59	153	63	216	N/M	(92%)

Nitro-Dur	23	22	45	17	62	23	85	26	29	55	30	85	28	113	(18%)	(25%)

Other	6	10	16	7	23	5	28	26	19	43	12	55	8	63	(38%)	(56%)

Notes: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
DERMATOLOGICALS, OTHER PHARMACEUTICAL, TOTAL PHARMACEUTICAL
(Dollars in Millions)

				2002							2001
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		4th Qtr.	12 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$4th Qtr.	12 Mos.

U.S.	32	20	52	27	79	53	132	52	82	133	57	190	23	214	N/M	(38%)
International	88	92	180	94	274	104	378	90	95	185	93	278	102	380	2%	-

Dermatologicals:	120	112	232	121	353	158	511	142	176	318	150	468	126	593	26%	(14%)

Other Pharm:	159	209	368	158	526	239	764	190	163	354	150	502	153	656	56%	16%

U.S.	1,337	1,441	2,778	1,156	3,934	885	4,819	1,166	1,394	2,560	1,294	3,854	1,222	5,076	(28%)	(5%)
International	870	1,033	1,903	984	2,887	1,040	3,926	782	833	1,615	783	2,397	889	3,286	17%	19%

Total Pharm:	2,207	2,474	4,681	2,140	6,821	1,925	8,745	1,948	2,227	4,175	2,077	6,251	2,111	8,362	(9%)	5%

Notes: Excluding exchange, international pharmaceutical sales increased 11 percent for the fourth quarter and 17 percent for the full year of 2002.

Certain amounts in prior periods have been reclassified from Selling, General and Administrative expenses to Net Sales to comply with EITF No. 00-25, "Vendor
Income Statement Characterization of Consideration Paid to a Reseller of the Vendor's Products."

All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
ANIMAL HEALTH, OTC, FOOT CARE, SUN CARE & CONSOLIDATED SALES
(Dollars in Millions)

				2002							2001
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		4th Qtr.	12 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$4th Qtr.	12 Mos.

U.S.	57	49	106	59	165	62	227	54	58	112	60	172	78	250	(21%)	(9%)
International	94	122	215	103	318	131	450	99	112	212	110	321	123	444	7%	1%

Animal Health:	150	171	321	162	483	193	677	153	170	323	169	493	201	694	(4%)	(2%)

Foot Care:	76	83	160	65	225	66	290	76	93	169	77	246	64	310	2%	(6%)

OTC:	41	39	79	40	119	155	275	53	40	93	42	135	53	188	N/M	46%

OTC Claritin	0	0	0	0	0	105	105	0	0	0	0	0	0	0	N/M	N/M

Other OTC	41	39	79	40	119	50	170	53	40	93	42	135	53	188	(6%)	(10%)

Sun Care:	82	66	148	14	162	31	193	76	88	164	12	176	32	208	-	(7%)

U.S.	1,577	1,659	3,236	1,324	4,560	1,201	5,761	1,411	1,648	3,059	1,472	4,531	1,442	5,973	(17%)	(4%)
International	979	1,175	2,153	1,096	3,250	1,169	4,419	895	970	1,865	905	2,770	1,019	3,789	15%	17%

Total Consolidated:	2,556	2,833	5,389	2,421	7,810	2,370	10,180	2,306	2,618	4,924	2,377	7,301	2,461	9,762	(4%)	4%

Notes: Excluding exchange, consolidated sales decreased 6 percent for the fourth quarter and increased 3 percent for the full year of 2002.

Certain amounts in prior periods have been reclassified from Selling, General and Administrative expenses to Net Sales to comply with EITF No. 00-25, "Vendor Income
Statement Characterization of Consideration Paid to a Reseller of the Vendor's Products."

All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

MISCELLANEOUS DATA
(Dollars in Millions)

				2002							2001
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$	$	$	$	$

Consolidated Sales
Growth Rates:
As Reported	11%	8%	9%	2%	7%	(4%)	4%	(3%)	- %	(1%)	- %	(1%)	2%	- %
Excluding Exchange	13%	8%	10%	(1%)	7%	(6%)	3%	(1%)	(3%)	1%	2%	1%	3%	2%

Other, Net
Interest Income	$17	$18	$35	$18	$53	$22	$75	$38	$32	$70	$29	$99	$22	$121
Interest Expense	(5)	(12)	(17)	(4)	(21)	(6)	(28)	(11)	(12)	(22)	(8)	(30)	(10)	(40)
FX Gains/(Losses)	2	2	4	(1)	4	(2)	2	(6)	2	(4)	(3)	(7)	4	(4)
Other Income/(Expense)*	12	8	19	(9)	11	84	95	4	7	11	12	22	(505)	(482)

Total - Other, Net	$26	$16	$41	$4	$47	$98	$144	$25	$29	$55	$30	$84	($489)	($405)

Effective Tax Rate	23.0%	23.0%	23.0%	23.0%	23.0%	23.0%	23.0%	23.0%	23.0%	23.0%	23.0%	23.0%	23.0%	23.0%

* 4th quarter and year-to-date 2001 includes a $500 million provision for the consent decree payments.

Notes: Certain amounts in prior periods have been reclassified from Selling, General and Administrative expenses to Net Sales to comply with EITF No. 00-25,
"Vendor Income Statement Characterization of Consideration Paid to a Reseller of the Vendor's Products."

All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

4th Quarter 2002				12 Mos. 2002
Actual Shares Outstanding				Actual Shares Outstanding						4th Quarter Highlights

As of 9/30/02	1,466,514,892			As of 12/31/01			1,465,399,110			- ZETIA approved in U.S. and Germany for
										cholesterol reduction
Shares Issued				Shares Issued						- Prescription-strength CLARITIN approved in
Employee Stock Programs	1,568,757			Employee Stock Programs			2,684,539			U.S. for OTC sales
										- Sold U.S. rights for SUBOXONE and SUBUTEX
Shares Repurchased	0			Shares Repurchased			0			back to Reckitt Benckiser
										- Settled royalty dispute with Biogen regarding
As of 12/31/02	1,468,083,649			As of 12/31/02			1,468,083,649			inteferon products
										- Gained U.S. marketing rights to FORADIL
										AEROLIZER for respiratory disease from
										Novartis

										Geraldine U. Foster			908-298-7410

										Lisa W. DeBerardine			908-298-7437

										Janet M. Barth			908-298-7417

Last Updated on 1/22/03
By Schering-Plough